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                                                                  Exhibit 10.43


               AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENT

         THIS AMENDMENT to Non-Qualified Stock Option Agreement ("Amendment") is made and entered into as of November 15, 2002 by and between Marshall B. Hunt (the "Optionee") and Horizon Medical Products, Inc. (the "Company");

         WHEREAS, Optionee and Company entered into that certain Non-Qualified Stock Option Agreement dated March 15, 2002 (the "Option Agreement") and desire to amend the Option Agreement in the manner hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

         1. The Option Agreement is hereby amended by deleting clause (1) in Section 2(b) of the Option Agreement in its entirety and by substituting in lieu thereof a new clause (1) of Section 2(b), as follows:

                  (1) January 1, 2004, with respect to such number of shares as is described in the paragraph below; . . .

                                    The number of options that will vest under
                  clause (1) above will be based upon the Company's achievement during 2003 of EBITDA under the Company's operating plan for 2003 that has been approved by the Board of Directors of the Company (the "Operating Plan"), as follows: If the Company's actual EBITDA for 2003 is greater than fifty percent (50%) of EBITDA for 2003 as reflected in the Operating Plan, then the number of shares which will vest will be calculated under the formula X times the Vesting Percentage, where X is 1,000,000. The Vesting Percentage is determined by dividing actual EBITDA for 2003 by Operating Plan EBITDA for 2003; where the result of such division is greater than 50%, but less than 76%, the Vesting Percentage is 50%, where the result of such division is 76% or more, but less than 100%, the Vesting Percentage is 75%, and where the result of such division is 100% or greater, the Vesting Percentage is 100%.

         2. Except as expressly amended above, all other provisions of the Option Agreement shall remain in full force and effect. This Amendment inures to the benefit of, and is binding upon, the Company and its respective successors and assigns and Optionee, together with Optionee's executor, administrator, personal representatives, heirs, and legatees. This


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Amendment is intended by the parties hereto to be the final expression of their agreement with respect to the subject matter hereof and is the complete and exclusive statement of the terms thereof, notwithstanding any representations, statements, or agreements to the contrary heretofore made. Except for the Option Agreement, this Amendment supersedes and terminates all prior agreements and understandings between the Company and Optionee concerning the subject matter of this Amendment. This Amendment may be modified only by a written instrument signed by all of the parties hereto. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Amendment shall be deemed to be made in, and in all respects shall be interpreted, construed, and governed by and in accordance with, the laws of the State of Georgia without reference to its conflicts of law principles.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                           HORIZON MEDICAL PRODUCTS, INC.


                           By: /s/ William E. Peterson, Jr.
                              -------------------------------------------------
                              William E. Peterson, Jr., President


                           OPTIONEE:

                            /s/ Marshall B. Hunt
                           ----------------------------------------------------
                           Marshall B. Hunt